Exhibit 99.21

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW
Overview
Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Carrington Mortgage Services, LLC. The loans were then acquired on reliance by BCAP LLC.  The review included a total of 408 newly originated residential mortgage loans, in connection with the securitization identified as BARC 2021-NQM1 (the “Securitization”).  The review began on January 1, 2021, and concluded in September 1, 2021.
In connection therewith, the Issuer shall pay to Consolidated Analytics, the greater of, a fee totaling $2500.00 or $25.00 a loan, which fee the Issuer acknowledges and agrees shall be paid concurrently with the funding of the transaction in connection with which this letter is being delivered.

Scope of Review
Residential Mortgage loans
(I)	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	failure to provide the correct form of right of rescission notice;

iv)	failure to provide the three (3) business day rescission period;

v)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vi)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c) Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

g)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

h)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

i)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and verify the data against the NMLSR database, as available.

(II)
Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for covered mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

iv)
confirm that each revised LE reflecting fee increases that are utilized to reset fee baselines based on a valid change of circumstance is accompanied by valid written documentation explaining the reason for re-disclosure and was timely provided within 3 business days of the change;

v)	confirm borrower received LE not later than four (4) business days prior to consummation; and

vi)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)
confirm that certain sections of each CD, as determined by the SFA Compliance Review Scope, were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with the SFA Compliance Review Scope methodology.

(III)	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.);

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and

e)	Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).
TPR will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). TPR determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, TPR notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, TPR notes if an originator mortgage loan designation was not provided.
Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, TPR reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.
If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, TPR reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, TPR reviews the Automated Underwriting System output within the mortgage loan file to confirm agency eligibility.
For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, TPR then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).
For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, TPR then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
TPR reviews the mortgage loan to the guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay. TPR makes no representation or warranty surrounding the sufficiency of Client guidelines as related to ATR requirements.
TPR reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). TPR does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. TPR’s review is based on information contained in the mortgage loan file at the time it is provided to TPR for review, and only reflects information as of that point in time.
(IV)	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations.
(VI)
The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high- cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.

(VII)	Federal and state specific prepayment penalty provisions.
(VIII)	Federal and state specific late charges in states with assignee liability.
The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.
(IX)	FIRREA Review.
TPR will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, TPR will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.
In addition, TPR will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.
As part of the portion of the Review described in this section, TPR will analyze and capture data from the source documents identified in the Document Review below, as applicable.
(IX)	Document Review.
TPR will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

◾	Initial application (1003);
◾	Underwriting summary/loan approval (1008);
◾	Credit report;
◾	Income and employment documentation;
◾	Asset documentation;
◾	Sales contract;
◾	Hazard and/or flood insurance policies;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;
◾	Final 1003;
◾	Changed circumstance documentation;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust, and all applicable riders;
◾	Note, and all applicable addendums;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
CREDIT REVIEW
TPR will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to TPR and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.
Credit Application: For the Credit Application, TPR will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.
Credit Report: TPR’s review will determine whether an applicable credit history as required by the guidelines and Appendix Q or ATR is present. If a credit report is required by the guidelines, the review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, TPR will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line,

(d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.
Employment and Income: TPR will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and, where possible, was not fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.
Asset Review: TPR will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, TPR will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).
Hazard/Flood Insurance/Taxes: TPR will review the insurance present on the mortgage loan. During this review, TPR will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone according to the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.
DU/LP Review: When provided and appropriate, TPR will verify that DU findings included an approved/eligible decision as required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.
Occupancy Review: TPR will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.
Guideline Review: TPR will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.
Fraud Review: TPR will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, TPR will condition the mortgage loan for the missing fraud report product.

If a report was present, TPR will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, TPR will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.
Additional Review of Mortgage Loan File: TPR will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination. Additionally, TPR verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18)years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt to income ratio (“DTI(s)”) and/or loan to value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.
VALUATION REVIEW
TPR’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. TPR’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
With regard to the use of comparable properties, TPR’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
Other aspects of TPR’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and
(b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and
(vi) confirming that the value product that was used as part of the origination decision conforms with rating agency.
If more than one valuation was provided, TPR will confirm consistency among the valuation products. If there are discrepancies that could not be resolved, TPR will create an exception and work with the client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in TPR’s review result in a variance of more than 10%, then the client will be notified of such variance.

Notwithstanding the enumerated review scope referenced above, TPR continues to work with the Rating Agencies and industry associations like SFA to identify alternative scopes that may be available for client consideration and utilization in the future.
Business Purpose Loans
DOCUMENT REVIEW
For each Loan, TPR will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal,
(h)
title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/non-owner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and (s) track record report.

CREDIT REVIEW
The credit review focuses on the borrower’s experience in property management, credit profile and adherence to applicable guidelines. The borrower’s assets are analyzed to determine whether there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will be assessed during the review. An income calculation will not be performed, although the presence of income documentation, if required by the guidelines, will be noted.
Credit Application: For the Credit Application, TPR will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) the borrower’s property management/landlord experience is indicated.
Credit Report: TPR will verify (a) a credit report is present for each borrower / guarantor, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.
Borrowing Entity: TPR will verify the borrowing entity, if not an individual, is properly documented. In addition, TPR will verify if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.
Property Income: TPR will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines, typically using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, and (c) an appraisal analysis of market rents. TPR will not perform an analysis of balance sheets and financial statements to determine vacancy or expenses under our standard review.
Financial statement analysis, if required as a part of the Property DTI will incur an additional cost.

Valuation Review: TPR’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. TPR’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions, including all inspections, licenses and certifications (including certificates of occupancy to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
With regard to the use of comparable properties, TPR’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
Other aspects of TPR’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.
Asset Review: TPR will assess whether the asset documentation required by the guidelines is present in the file. TPR will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.
Insurance: TPR will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood certification is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood certification, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.
Title: TPR will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. TPR will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens.
Fraud / Criminal Background: To the extent that potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, TPR will look for an independent, third party fraud report and background check in each file and TPR will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.
LIMITED NON-OWNER OCCUPANCY CERTIFICATION REVIEW:
TPR will review documentation present in the file to support the borrower claim that the property will be non-owner occupied.
Review procedures include:
◾	Current rent/rental analysis is within the property appraisal;
◾	Borrower Identification documentation (e.g. license, passport, visa) evidences that borrower’s address differs from the subject property address;
◾	Appraisal reports are reviewed in order to determine property type is consistent with underwritten type, as well as evaluated for evidence/indication of either owner or tenant occupancy.

◾
Final Form 1003/Loan application is reviewed to ensure that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

◾
Business Purpose and Occupancy Affidavit is reviewed for presence of a completed Primary Residence address, verified that the Primary Residence address differs from the subject property address, and is signed/dated as required.

◾	The Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
◾	Review additional items for confirmation of non-owner occupancy possibly including:
o	That the credit report address is different than the subject property;
o	There is a lease in place if the loan is a refinance; or
o	There is landlord insurance on the property.
o	Asset / Income Documentation shows evidences that borrower’s address differs from the subject property address
Debt Service Coverage Ratio
◾	DSCR is calculated by taking either the subject property’s market rent disclosed on the appraisal or the lease rental agreement divided by the monthly PITIA housing payment
◾	PITIA - principal, interest, taxes, insurance, and homeowners’ association dues
◾	The monthly rental income used in the calculation will be as follows:
o	Leased - gross rental income from an executed lease.
o	Vacant - market rents as determined by the appraiser
◾	Minimum DSCR as required by the guidelines

Subordination Agreement;
◾	Notice of Special Flood Hazards;
◾	Initial and final GFE’s;
◾	HUD/Closing Disclosure from sale of previous residence;
◾	Final HUD-1;
◾	Initial TIL;
◾	Final TIL;
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein;
◾	Flood Certificate;
◾	Occupancy Affidavit;
◾	Fraud Report
Compliance Review
 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:
a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording
The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.
Valuation Review
 Consolidated Analytics performed a “Valuation Review,” which included the following:
a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation product was not required when the CU score provided was at or below 2.5. In the event the CU score greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.  In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (408 loans in total):
356 loans had Desktop Reviews and 0 loans had Automated Value Models.
If a loan with a Desktop Review or AVM with fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.
Zero loans had a field review.
Product totals may not sum due to multiple products for each loan
TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the 408 mortgage loans reviewed, 119 unique mortgage loans (29.17% by loan count) had a total of 160 different tape discrepancies across nine data fields reviewed across all loans. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage of Total Population
Maturity Date	52	12.75%
UW FICO Utilized	30	7.35%
Sales Price	23	5.64%
Origination Date	20	4.90%
Original Collateral Value Date	15	3.68%
Original Collateral Value	13	3.19%
Original LTV	5	1.23%
Prepayment Penalty Duration	1	0.25%
Amortization Type	1	0.25%
Total Discrepancies across Total Population:	160	1.27%

Summary of Results
OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 75.98% of the pool receiving an Overall “A” grade.

Final Loan Grades

Event Grade	Loan Count	Percent of Sample
Event Grade A	310	75.98%
Event Grade B	98	24.02%
Event Grade C	0	0%

Event Grade D	0	0%
Total Sample	408	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	334	81.86%
Event Grade B	74	18.14%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	408	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	406	99.51%
Event Grade B	2	0.49%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	408	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	383	93.87%
Event Grade B	25	6.13%
Event Grade C	0	0%
Event Grade D	0	0%

Total Sample	408	100%

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Grade	Exception Category	Total
Credit	A	No Credit Findings	274
		Housing history does not meet guidelines	10
		Qualifying DTI exceeds Guideline Maximum Allowable	8
		Borrower Income Verification does not match Approval	6
		Hazard Insurance Coverage is Not Sufficient.	5
		Hazard Insurance Effective Date is after the Note Date	5
		Liquid Reserves are less than Guidelines Required	5
		Residual income does not meet guidelines.	5
		Underwriting CLTV exceeds Guideline Maximum Allowable	5
		Underwriting LTV exceeds Guideline Maximum Allowable	5
		Appraisal date is greater than 120 days from Origination date.	4
		Asset Documents are Incomplete	4
		Borrower Employment Verification does not meet guidelines	4
		Borrower Income Verification is less than 12 months	4
		Hazard Insurance Indicator is Partial	4
		Insufficient cash to close.	4
		Borrower 2 Income Verification is less than 12 months	3
		Downpayment source is from an unacceptable source	2
		Property is located in a FEMA disaster area	2
		Borrower Credit Report Indicator is Partial	1
		Borrower Liabilities Verification Indicator is Partial	1
		CoBorrower Liabiliities Verified Indicator is Missing	1
		Fully Executed Purchase Contract is Partial	1
		Initial Credit Application is Partial	1
		Initial Loan Application is Missing	1
		Intent to Proceed is not Executed	1
		Minimum Trade Line Requirement Not Met	1
		Transmittal Summary is Missing	1

		Underwriting FICO does not meet Guideline Minimum Required	1
		Unresolved derogatory credit	1
		Total Credit Grade (A) Exceptions	370
	B	Underwriting LTV exceeds Guideline Maximum Allowable	24
		Housing history does not meet guidelines	14
		Underwriting CLTV exceeds Guideline Maximum Allowable	12
		Borrower Income Verification does not match Approval	8
		Minimum Trade Line Requirement Not Met	8
		Borrower Employment Verification does not meet guidelines	5
		Liquid Reserves are less than Guidelines Required	4
		Overdraft/NSF Count Exceeds Tolerance	4
		Downpayment source is from an unacceptable source	3
		Loan amount is less than the minimum required loan amount	3
		Cash to Borrower Exceeds Maximum Allowable	2
		Condo Approval Missing	2
		Residual income does not meet guidelines.	2
		Borrower Liabilities Verification Indicator is Partial	1
		CoBorrower Credit Report is Missing	1
		CoBorrower Employment Verification does not meet guidelines	1
		Percentage of Downpayment from Borrower Own Funds is Zero	1
		Qualifying DTI exceeds Guideline Maximum Allowable	1
		Underwriting FICO does not meet Guideline Minimum Required	1
		Total Credit Grade (B) Exceptions	97
Compliance	A	No Compliance Findings	297
		Charges That Cannot Increase Test	15
		Lender Credits That Cannot Decrease Test	15
		Reimbursement Amount Test	15
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Was Not Provided Within 3 Days (12 CFR 1026.35(c)(5)).	10
		Consummation or Reimbursement Date Validation Test	9
		Charges That In Total Cannot Increase More Than 10% Test	8
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	7
		TILA Finance Charge Test	7

Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	5
Written List of Service Providers Disclosure Date Test	5
Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	4
Affiliated Business Disclosure is Partial	3
Homeownership Counseling Disclosure is Partial	3
Initial Closing Disclosure Delivery Date Test	3
Initial Loan Estimate Delivery Date Test (from application)	3
Interest Rate Test	3
RESPA Homeownership Counseling Organizations Disclosure Date Test	3
CT NPHLA Average Prime Offer Rate APR Threshold	2
Evidence of Rate Lock Not Provided	2
MD COMAR Higher-Priced Mortgage Loan Finding	2
Nonprime Home Loan (Oct. 1 2009 and after)	2
Prohibited Fees Test	2
TILA Right of Rescission Test	2
TRID Total of Payments Test	2
ARM Disclosure is Missing	1
ARM Disclosure is Partial	1
Brokerage/Finder Fee Test	1
CHARM Booklet is Missing	1
eSigned Documents Consent is Missing	1
High-Cost Mortgage Date the Rate Was Set Validation Test	1
Higher-Priced Mortgage Loan Date the Rate Was Set Validation Test	1
Home Loan	1
Per Diem Interest Amount Test	1
Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
Post-Consummation Event and Revised Closing Disclosure Delivery Date Test	1
Prepay Amount From Note Does Not Equal Prepay Amount On Final Closing Disclosure	1
Qualified Mortgage Balloon Payment Loan	1
Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
Right to Cancel is Missing	1
Right to Cancel is Partial	1
Right to Cancel Transaction Date is different from the Transaction Date	1

		Security Instrument Indicator is Missing	1
		Taxpayer First Act Disclosure is Not Executed	1
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		TRID Initial Closing Disclosure Date and Post-Consummation Event Requiring Redisclosure Validation Test	1
		TRID Post-Consummation Event Validation Test	1
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		Total Compliance Grade (A) Exceptions	456
	B	Escrow Waiver Disclosure is Missing	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		Total Compliance Grade (B) Exceptions	2
Property	A	Third Party Valuation Product not Provided	7
		Appraisal guideline violation	4
		Third Party Desk Review variance to appraised value exceeds 10%	4
		Third Party Valuation Product not Provided.	3
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	1
		Title Issues Present	1
		Value not Supported within 10%	1
		Total Property Grade (A) Exceptions	21
	B	Appraisal guideline violation	24
		Appraisal guideline violation. exception is due to non warrantable condo	1
		Total Property Grade (B) Exceptions	25

Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.